                                                                    EXHIBIT 10.7







                         IMPERIAL FINANCIAL GROUP, INC.


                           DEFERRED COMPENSATION PLAN

                               TABLE OF CONTENTS

                                                                                           Page
                                                                                           -----
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Purpose ................................................................................    1

ARTICLE 1      Definitions..............................................................    1

ARTICLE 2      Selection, Enrollment, Eligibility.......................................    7

2.1            Selection by Committee...................................................    7
2.2            Enrollment Requirements..................................................    7
2.3            Eligibility; Commencement of Participation...............................    8
2.4            Termination of Participation and/or Deferrals............................    8

ARTICLE 3      Deferral Commitments/Company Matching/Crediting/Taxes....................    8

3.1            Minimum Deferral.........................................................    8
3.2            Maximum Deferral.........................................................    9
3.3            Election to Defer; Effect of Election Form...............................   10
3.4            Withholding of Annual Deferral Amounts...................................   10
3.5            Annual Company Matching Amount...........................................   10
3.6            Vested Company Matching Account..........................................   11
3.7            Crediting to Account Balances............................................   11
3.8            FICA, Withholding and Other Taxes........................................   12

ARTICLE 4      Short-Term Payout; Withdrawal Election...................................   13

4.1            Short-Term Payout........................................................   13
4.2            Relationship of Other Benefits to Short-Term Payout......................   13
4.3            Withdrawal Election......................................................   13

ARTICLE 5      Retirement Benefit.......................................................   14

5.1            Retirement Benefit.......................................................   14
5.2            Payment of Retirement Benefit............................................   14
5.3            Death Prior to Completion of Retirement Benefit..........................   14

ARTICLE 6      Pre-Retirement Survivor Benefit..........................................   15

6.1            Pre-Retirement Survivor Benefit..........................................   15
6.2            Payment of Pre-Retirement Survivor Benefit...............................   15
6.3            Restriction in the Event of Suicide or Falsely Provided Information......   15

                                       -i-
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
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ARTICLE 7       Termination Benefit................................  15

7.1             Termination Benefit................................  15
7.2             Payment of Termination Benefit.....................  16

ARTICLE 8       Disability Waiver and Benefit......................  16

8.1             Disability Waiver..................................  16
8.2             Continued Eligibility; Disability Benefit..........  16

ARTICLE 9       Beneficiary Designation............................  17

9.1             Beneficiary........................................  17
9.2             Beneficiary Designation; Change; Spousal Consent...  17
9.3             Acknowledgment.....................................  17
9.4             No Beneficiary Designation.........................  17
9.5             Doubt as to Beneficiary............................  17
9.6             Discharge of Obligations...........................  18

ARTICLE 10      Leave of Absence...................................  18

10.1            Paid Leave of Absence..............................  18
10.2            Unpaid Leave of Absence............................  18

ARTICLE 11      Termination, Amendment or Modification.............  18

11.1            Termination........................................  18
11.2            Amendment..........................................  19
11.3            Plan Agreement.....................................  19
11.4            Effect of Payment..................................  19
11.5            Transfer of Plan to Employer.......................  19

ARTICLE 12      Administration.....................................  20

12.1            Committee Duties...................................  20
12.2            Agents.............................................  20
12.3            Binding Effect of Decisions........................  20
12.4            Indemnity of Committee.............................  20
12.5            Employer Information...............................  20

ARTICLE 13      Other Benefits and Agreements......................  20

13.1            Coordination with Other Benefits...................  20

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ARTICLE 14    Claims Procedures..................................................   21

       14.1   Presentation of Claim..............................................   21
       14.2   Notification of Decision...........................................   21
       14.3   Review of a Denied Claim...........................................   21
       14.4   Decision on Review.................................................   22
       14.5   Legal Action.......................................................   22

ARTICLE 15    Trust..............................................................   22

       15.1   Establishment of the Trust.........................................   22
       15.2   Interrelationship of the Plan and the Trust........................   23
       15.3   Distributions From the Trust.......................................   23

ARTICLE 16    Guarantee of Company...............................................   23

       16.1   Guarantee..........................................................   23
       16.2   Limitations........................................................   23

ARTICLE 17    Miscellaneous......................................................   23

       17.1   Unsecured General Creditor.........................................   23
       17.2   Employer's Liability...............................................   24
       17.3   Nonassignability...................................................   24
       17.4   Not a Contract of Employment.......................................   24
       17.5   Furnishing Information.............................................   24
       17.6   Terms..............................................................   24
       17.7   Captions...........................................................   25
       17.8   Governing Law......................................................   25
       17.9   Notice.............................................................   25
      17.10   Successors.........................................................   25
      17.11   Spouse's Interest..................................................   25
      17.12   Validity...........................................................   25
      17.13   Incompetent........................................................   25
      17.14   Court Order........................................................   26
      17.15   Distribution in the Event of Taxation..............................   26
      17.16   Legal Fees To Enforce Rights and Liquidated Damages After Change
              in Control.........................................................   26

                         IMPERIAL FINANCIAL GROUP, INC.

                           DEFERRED COMPENSATION PLAN



                                     PURPOSE
                                     -------

          The purpose of this Plan is to provide specified benefits to a select group of management or highly compensated Employees and Directors who contribute materially to the continued growth, development and future business success of IMPERIAL FINANCIAL GROUP, INC. a Delaware corporation, and its subsidiaries (including lower-tier subsidiaries), if any, that sponsor this Plan. This Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA. This Plan shall be effective on the date designated by an authorized IMPERIAL FINANCIAL GROUP, INC. officer.


                                   ARTICLE 1
                                  DEFINITIONS
                                  -----------

          For purposes hereof, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

1.1     "Account Balance" shall mean, with respect to Participant, the sum of
        (i) the Deferral Account plus (ii) the Vested Company Matching Account. This account shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant pursuant to this Plan. The Account Balance of a Participant shall include any liability under the Imperial Bancorp Deferred Compensation Plan Effective March 31, 1992 (the "1992 Deferral Plan") or the Imperial Bancorp Deferred Compensation Plan Effective January 1, 1996 (the "1996 Deferral Plan") which has been assumed by the Employer. This liability shall be paid in accordance with the election made by the Participant under the 1992 Deferral Plan or the 1996 Deferral Plan, respectively, unless an election form which meets the requirements of Section 5.2 of this Plan has been accepted by the Committee. Liabilities assumed for Participants under the 1992 Deferral Plan shall be paid not earlier than thirty (30) days nor later than ninety (90) days after December 31, 1998.

1.2 "Annual Bonus" shall mean any annual cash compensation in addition to Base Annual Salary relating to services performed during any calendar year, whether or not paid in such calendar year or included on the Federal Income Tax Form W-2 for such calendar year, payable to a Participant as an Employee under any Employer's annual bonus and incentive plans.

1.3 "Annual Company Matching Amount" for any one Plan Year shall be the amount determined in accordance with Section 3.5.

1.4 "Annual Deferral Amount" shall mean that portion of a Participant's Base Annual Salary, Annual Bonus and/or Directors Fees that a Participant elects to have, and is deferred, in accordance with Article 3, for any one Plan Year. In the event of a Participant's Retirement, Disability (if deferrals cease in accordance with Section 8.1), death or a Termination of Employment prior to the end of a Plan Year, such year's Annual Deferral Amount shall be the actual amount withheld prior to such event.

1.5 "Annual Installment Method" shall mean equal annual installments, with the first installment being paid within the time limits set forth in this Plan for the various benefits available, and the next annual installment, and all annual installments thereafter, being paid on the last business day in January. For example, if a Participant Retires on June 30, 1998, and he or she elects an Annual Installment Method, the first equal installment shall be payable no later than 60 days after Retirement, the next equal installment shall be payable on the last business day in January, 1999 and each remaining equal installment shall be payable on the last business day in January of each consecutive year.

1.6 "Base Annual Salary" shall mean the annual cash compensation relating to services performed during any calendar year, whether or not paid in such calendar year or included on the Federal Income Tax Form W-2 for such calendar year, including all commissions and automobile allowances, but excluding bonuses, overtime, relocation expenses, incentive payments, non-monetary awards, fringe benefits, retainers, directors fees and other fees, severance allowances, pay in lieu of vacations, insurance premiums paid by an Employer, insurance benefits paid to the Participant or his or her beneficiary, Employer contributions to qualified or nonqualified plans and allowances other than automobile paid to a Participant for employment services rendered (whether or not such allowances are included in the Employee's gross income). Base Annual Salary shall be calculated before reduction for compensation voluntarily deferred or contributed by the Participant pursuant to all qualified or non-qualified plans and shall be calculated to include amounts not otherwise included in the Participant's gross income under Code Sections 125, 402(e)(3), 402(h), or 403(b) pursuant to plans established by any Employer; provided however that all such amounts will be included in compensation only to the extent that, had there been no such plan, the amount would have been payable in cash to the Employee.

1.7 "Beneficiary" shall mean one or more persons, trusts, estates or other entities, designated in accordance with Article 9, that are entitled to receive benefits under this Plan upon the death of a Participant.

1.8 "Beneficiary Designation Form" shall mean the form, established from time to time by the Committee, that a Participant completes, signs and returns to the Committee to designate one or more Beneficiaries.

1.9     "Board" shall mean the board of directors of the Company.

1.10 "Change in Control" shall mean 90 days prior to the first to occur of any of the following events:

             (a) Any "person" (as that term is used in Section 13 and 14(d)(2) of the Securities Exchange Act of 1934 ("Exchange Act")) becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange
        Act), directly or indirectly, of 50% or more of the Company's capital stock entitled to vote in the election of directors;

             (b) During any period of not more than two consecutive years, not including any period prior to the adoption of this Plan, individuals who at the beginning of such period constitute the board of directors of the Company, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (c), (d) or (e) of this Section 1.10) whose election by the board of directors or nomination for election by the Company's stockholders was approved by a vote of at least three-fourths (3/4ths) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

             (c) The shareholders of the Company approve any consolidation or merger of the Company, other than a consolidation or merger of the Company in which the holders of the common stock of the Company immediately prior to the consolidation or merger hold more than 50% of the common stock of the surviving corporation immediately after the consolidation or merger;

             (d) The shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or

             (e) The shareholders of the Company approve the sale or transfer of substantially all of the assets of the Company to parties that are not within a "controlled group of corporations" (as defined in Code Section
        1563) in which the Company is a member.

1.11    "Claimant" shall have the meaning set forth in Section 14.1.

1.12 "Code" shall mean the Internal Revenue Code of 1986, as may be amended from time to time.

1.13    "Committee" shall mean the committee described in Article 12.

1.14 "Company" shall mean Imperial Financial Group, Inc., a Delaware corporation.

1.15 "Company Matching Account" shall mean the sum of all of a Participant's Annual Company Matching Amounts plus amounts credited in accordance with all the applicable crediting provisions of this Plan, less all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to his or her Company Matching Account. This account shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to the Participant pursuant to this Plan.

1.16 "Crediting Rate" shall mean, for each Plan Year, an interest rate, stated as an annual rate, determined and announced by the Committee before the Plan Year for which it is to be used that is equal to the "10-Year Treasury Bond Yield" plus 250 basis points. The "10-Year Treasury Bond Yield" shall be an interest rate, stated as an annual rate, that is published in the Wall Street Journal on the last business day of the immediately preceding November for each Plan Year.

1.17 "Deferral Account" shall mean the sum of all of a Participant's Annual Deferral Amounts, plus amounts credited in accordance with all the applicable crediting provisions of this Plan, less all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to his or her Deferral Account. This account shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to the Participant pursuant to this Plan.

1.18 "Deduction Limitation" shall mean the following described limitation on a benefit that may otherwise be distributable pursuant to the provisions of this Plan. Except as otherwise provided, this limitation shall be applied to all distributions that are "subject to the Deduction Limitation" under this Plan. If an Employer determines in good faith prior to a Change in Control that there is a reasonable likelihood that any compensation paid to a Participant for a taxable year of the Employer would not be deductible by the Employer solely by reason of the limitation under Code Section 162(m), then to the extent deemed necessary by the Employer to ensure that the entire amount of any distribution to the Participant pursuant to this Plan prior to the Change in Control is deductible, the Employer may defer all or any portion of a distribution under this Plan. Any amounts deferred pursuant to this limitation shall be credited with additional amounts in accordance with Section 3.7 below, even if such amount is being paid out in installments. The amounts so deferred and amounts credited thereon shall be distributed to the Participant or his or her Beneficiary (in the event of the Participant's death) at the earliest possible date, as determined by the

        Employer in good faith, on which the deductibility of compensation paid or payable to the Participant for the taxable year of the Employer during which the distribution is made will not be limited by Section 162(m), or if earlier, the effective date of a Change in Control. Notwithstanding anything to the contrary in this Plan, the Deduction Limitation shall not apply to any distributions made after a Change in Control.

1.19 "Director" shall mean any member of the board of directors of any Employer.

1.20 "Directors Fees" shall mean the annual fees paid by any Employer, including retainer fees and meetings fees, as compensation for serving on the Board.

1.21 "Disability" shall mean a period of disability during which a Participant qualifies for disability benefits under the Participant's Employer's long-term disability plan, or, if a Participant does not participate in such a plan, a period of disability during which the Participant would have qualified for disability benefits under such a plan had the Participant been a participant in such a plan, as determined in the sole discretion of the Committee. If the Participant's Employer does not sponsor such a plan, or discontinues to sponsor such a plan, Disability shall be determined by the Committee in its sole discretion.

1.22    "Disability Benefit" shall mean the benefit set forth in Article 8.

1.23 "Election Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to make an election under the Plan.

1.24    "Employee" shall mean a person who is an employee of any Employer.

1.25 "Employer(s)" shall mean the Company and/or any of its subsidiaries (now in existence or hereafter formed or acquired) that have been selected by the Board to participate in the Plan and have adopted the Plan.

1.26 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

1.27 "Participant" shall mean any Employee or Director (i) who is selected to participate in the Plan, (ii) who elects to participate in the Plan,
        (iii) who signs a Plan Agreement, an Election Form and a Beneficiary Designation Form, (iv) whose signed Plan Agreement, Election Form and Beneficiary Designation Form are accepted by the Committee, (v) who commences participation in the Plan, and (vi) whose Plan Agreement has not terminated. A spouse or former spouse of a Participant shall not be treated as a Participant in the Plan, even if he or she has an interest in the Participant's benefits under the Plan under applicable law or as a result of property settlements resulting from legal separation or divorce.

1.28 "Plan" shall mean the Company's Deferred Compensation Plan, which shall be evidenced by this instrument and by each Plan Agreement, as may be amended from time to time.

1.29 "Plan Agreement" shall mean a written agreement, as may be amended from time to time, which is entered into by and between an Employer and a Participant. The terms of any Plan Agreement may vary any of the terms set forth in this Plan and such changes shall be binding on the Employer and Participant if the Plan Agreement is signed by the Participant and accepted by the Committee. The Plan Agreement executed by a Participant and accepted by the Committee shall provide for the entire benefit to which such Participant is entitled under the Plan; should there be more than one Plan Agreement, the Plan Agreement bearing the latest date of acceptance by the Committee shall supersede all previous Plan Agreements in their entirety and shall govern the agreement between the parties.

1.30 "Plan Year" shall begin on January 1 of each year and continue through December 31.

1.31    "Pre-Retirement Survivor Benefit" shall mean the benefit set forth in
        Article 6.

1.32 "Retirement", "Retire(s)" or "Retired" shall mean, with respect to an Employee, severance from employment from all Employers for any reason other than a leave of absence, death or Disability on or after age sixty
        (60) with ten (10) Years of Service. With respect to a Director, "Retirement", "Retires" or "Retired" shall mean the cessation of service as a member of the Board for any reason other than a leave of absence, death or Disability on or after age sixty (60). If a Participant is both an Employee and a Director, Retirement shall not occur until he or she Retires as both an Employee and a Director; provided, however, that such a Participant may elect, prior to Retirement and in accordance with the policies and procedures established by the Committee, to Retire for purposes of this Plan at the time he or she Retires as an Employee.

1.33    "Retirement Benefit" shall mean the benefit set forth in Article 5.

1.34 "Return on Equity" for a Plan Year shall mean the percent arrived at by dividing "net income" by "average stockholders' equity" for such Plan Year. "Net income" shall mean the consolidated net income for the Company's fiscal year that ends within the Plan Year, as reflected on the consolidated income statement of the Company published in the Company's annual report, less any dividends declared on preferred stock of the Company during such period. "Average stockholders' equity" shall mean the average of: (i) total stockholders' equity at the end of the Company's fiscal year that ends within the Plan Year, as reflected on the consolidated balance sheet of the Company published in the Company's annual report, minus stockholders' equity relating to preferred stock for such fiscal year, and (ii) total stockholders' equity for the Company's fiscal year that ends one year prior to the fiscal year that ends within the Plan Year, as reflected on the consolidated balance sheet of the Company published in the Company's annual report, minus stockholders' equity relating to preferred stock for such fiscal year.

1.35    "Short-Term Payout" shall mean the payout set forth in Section 4.1.

1.36    "Termination Benefit" shall mean the benefit set forth in Article 7.

1.37 "Termination of Employment" shall mean the ceasing of employment with all Employers, or service as a Director of all Employers, voluntarily or involuntarily, for any reason other than Retirement, Disability, death or an authorized leave of absence. If a Participant is both an Employee and a Director, a Termination of Employment shall occur only upon the termination of the last position held; provided, however, that such a Participant may elect, in accordance with the policies and procedures established by the Committee, to be treated for purposes of this Plan as having experienced a Termination of Employment at the time he or she ceases employment with an Employer as an Employee.

1.38 "Trust" shall mean the trust established pursuant to that certain Trust Agreement, dated as of January 1, 1998 between the Company and the trustee named therein, as amended from time to time.

1.39    "Vested Company Matching Account" shall have the meaning set forth in
        Section 3.6.

1.40 "Years of Service" shall mean the total number of full years in which a Participant has been employed by one or more Employers. For purposes of this definition, a year of employment shall be a 365 day period (or 366 day period in the case of a leap year) that, for the first year of employment, commences on the Employee's date of hiring and that, for any subsequent year, commences on an anniversary of that hiring date. Any partial year of employment shall not be counted.


                                   ARTICLE 2
                       SELECTION, ENROLLMENT, ELIGIBILITY
                       ----------------------------------

  2.1   SELECTION BY COMMITTEE.  Participation in the Plan shall be limited to a
        ----------------------
        select group of management, highly compensated Employees and/or Directors of the Employers, as determined by the Committee in its sole discretion. From that group, the Committee shall select, in its sole discretion, Employees and Directors to participate in the Plan.

  2.2   ENROLLMENT REQUIREMENTS.  As a condition to participation, each selected
        -----------------------
        Employee or Director shall complete, execute and return to the Committee, within 30 days of selection, a Plan Agreement, an Election Form and a Beneficiary Designation Form.

        In addition, the Committee shall establish from time to time such other enrollment requirements as it determines in its sole discretion are necessary.

  2.3   ELIGIBILITY; COMMENCEMENT OF PARTICIPATION.  Provided an Employee or
        ------------------------------------------
        Director selected to participate in the Plan has met all enrollment requirements set forth in this Plan and required by the Committee, including returning all required documents to the Committee within 30 days of selection, that Employee or Director shall commence participation in the Plan (i) in the case of Participants meeting all enrollment requirements by January 31st of the first Plan Year, as of January 1, 1998; and (ii) in all other cases, on the first day of the month following the month in which the Employee or Director completes all enrollment requirements. If an Employee or a Director fails to meet all such requirements within the required 30 day period, that Employee or Director shall not be eligible to participate in the Plan until the first day of the Plan Year following the delivery to and acceptance by the Committee of the required documents.

  2.4   TERMINATION OF PARTICIPATION AND/OR DEFERRALS.  If the Committee
        ---------------------------------------------
        determines in good faith that a Participant no longer qualifies as a member of a select group of management or highly compensated employees, as membership in such group is determined in accordance with Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA, the Committee shall have the right, in its sole discretion, to (i) terminate any deferral election the Participant has made for the Plan Year in which the Participant's membership status changes, (ii) prevent the Participant from making future deferral elections and/or (iii) immediately distribute the Participant's then Account Balance, determined as if there has occurred a Termination of Employment and terminate the Participant's participation in the Plan. If the Committee chooses not to terminate the Participant's participation in the Plan, the Committee may, in its sole discretion, reinstate the Participant to full Plan participation at such time in the future as the Participant again becomes a member of the select group described above.


                                   ARTICLE 3
             DEFERRAL COMMITMENTS/COMPANY MATCHING/CREDITING/TAXES
             -----------------------------------------------------

 3.1    MINIMUM DEFERRAL.
        ----------------

        (a)     MINIMUM.  For each Plan Year, a Participant may elect to defer,
                -------
                as his or her Annual Deferral Amount, an aggregate minimum amount of at least $2000. Such amount can be deferred from Base Annual Salary, Annual Bonus and/or Director Fees. If an election is made for less than $2000 in the aggregate, or if no election is made, the amount deferred shall be zero.

        (b)     SHORT PLAN YEAR.  If a Participant first becomes a Participant
                ---------------
                after the first day of a Plan Year, the minimum deferral shall be an amount equal to the minimum set forth above, multiplied by a fraction, the numerator of which is the number of complete months remaining in the Plan Year and the denominator of which is 12.

        (c)     DEEMED DEFERRAL OF COMPENSATION. In addition to a Participant's
                -------------------------------
                annual deferral election, a Participant shall be deemed to have elected beginning with the first Plan Year in which the Participant commences participation in the Plan and for each succeeding Plan Year, that if an Employer determines in good faith prior to a Change in Control that there is a reasonable likelihood that any compensation paid to a Participant for a taxable year of the Employer would not be deductible by the Employer solely by reason of the limitation under Code Section 162(m), then to the extent deemed necessary by the Employer to ensure that the entire amount of any compensation paid to the Participant prior to the Change in Control is deductible, that the payment of such amount shall be deferred by the Employer under this Plan. Any amounts deferred pursuant to this limitation shall be credited with additional amounts in accordance with Section 3.7 below. The amounts so deferred and amounts credited thereon shall be distributed to the Participant or his or her Beneficiary (in the event of the Participant's death) at the earliest possible date, as determined by the Employer in good faith, on which the deductibility of compensation paid or payable to the Participant for the taxable year of the Employer during which the distribution is made will not be limited by Section 162(m), or if earlier, the effective date of a Change in Control. Notwithstanding anything to the contrary in this Plan, this limitation shall not apply to any compensation paid to a Participant, or any distributions made to a Participant, after a Change in Control.

 3.2    MAXIMUM DEFERRAL.
        ----------------

        (a)     MAXIMUM. For each Plan Year, a Participant may elect to defer,
                -------
                as his or her Annual Deferral Amount up to 100% of Base Annual Salary, Annual Bonus, and/or Directors Fees, except that amount of Base Annual Salary, Annual Bonus or Directors Fees previously deferred into any other Deferred Compensation Plan of this Employer then currently in effect, and have such deferrals governed by this Plan not withstanding any other provisions contained herein. Any deferral amount in excess of 40% in any year of Base Annual Salary and Annual Bonus, shall not be eligible for annual company matching amount, but shall continue to earn interest as otherwise provided for in this Plan document.

        (b)     SHORT PLAN YEAR.  If a Participant first becomes a Participant
                ---------------
                after the first day of a Plan Year, for such Plan Year only, a Participant may elect to defer, as his or her Annual Deferral Amount, Base Annual Salary, Annual Bonus and/or Directors Fees that accrue after the date of entry into the Plan, a dollar amount up to an amount equal to the limits set forth above multiplied by such

                Participant's total amount of Base Annual Salary, Annual Bonus and/or Directors Fees for the entire Plan Year.

 3.3    ELECTION TO DEFER; EFFECT OF ELECTION FORM.
        ------------------------------------------

        (a)     FIRST PLAN YEAR.  In connection with a Participant's
                ---------------
                commencement of participation in the Plan, the Participant shall make an irrevocable deferral election for the Plan Year in which the Participant commences participation in the Plan, along with such other elections as the Committee deems necessary or desirable under the Plan. For these elections to be valid, the Election Form must be completed and signed by the Participant, timely delivered to the Committee (in accordance with Section
                2.3 above), and accepted by the Committee.

        (b)     SUBSEQUENT PLAN YEARS.  For each succeeding Plan Year, an
                ---------------------
                irrevocable deferral election for that Plan Year, and such other elections as the Committee deems necessary or desirable under the Plan, shall be made by timely delivering to the Committee, in accordance with its rules and procedures, before the end of the Plan Year preceding the Plan Year for which the election is made, a new Election Form. If no Election Form is timely delivered for a Plan Year, no Annual Deferral Amount shall be withheld for that Plan Year.

  3.4   WITHHOLDING OF ANNUAL DEFERRAL AMOUNTS.  For each Plan Year, the Base
        --------------------------------------
        Annual Salary portion of the Annual Deferral Amount shall be withheld in equal amounts from each regularly scheduled Base Annual Salary payroll. The Annual Bonus and/or Directors Fees portion of the Annual Deferral Amount shall be withheld at the time the Annual Bonus or Directors Fees are or otherwise would be paid to the Participant, whether or not this occurs during the Plan Year itself.

  3.5   ANNUAL COMPANY MATCHING AMOUNT.  Except as provided below, a
        ------------------------------
        Participant's Annual Company Matching Amount for any Plan Year shall be an amount equal to the sum of (i) fifty percent (50%) of the lesser of:
        (x) the Participant's Annual Deferral Amount for such Plan Year which does not exceed 40% of Base Annual Salary and Annual Bonus, (y) eight percent (8%) of the sum of the Participant's Base Annual Salary and Annual Bonus for such Plan Year, or (z) the annual contribution limit described in Code Section 402(g), relating to the elective deferral limitation for "401(k) plans," for the such Plan Year ((i) shall, by definition, equal zero in the case of a Director who is not an Employee), plus (ii) for the 1998 Plan Year, (A) the excess of the Participant's Annual Deferral Amount for such Plan Year over the amount described in (i) above, (B) multiplied by the percentages set forth below, depending on the Return on Equity range for the Company's fiscal year ending within the calendar year ending December 31, 1998:

           RETURN ON EQUITY FOR              ANNUAL COMPANY MATCHING AMOUNT
              THE PLAN YEAR

        Less than 16%                                 10%
        16% or more, but less than 17%                20%
        17% or more, but less than 18%                30%
        18% or more, but less than 19%                40%
        19% or more                                   50%

        Prior to the commencement of each Plan Year after the first Plan Year, the Committee shall announce the Return on Equity ranges, if any, for such Plan Year.

        Notwithstanding the above, if a Participant is not employed by an Employer, or is no longer providing services as a Director, as of the last day of a Plan Year other than by reason of his or her Retirement or death, the Annual Company Matching Amount for such Plan Year shall be zero. In the event of Retirement or death, a Participant shall be credited with the Annual Company Matching Amount for the Plan Year in which he or she Retires or dies.

  3.6   VESTED COMPANY MATCHING ACCOUNT.  With respect to all benefits under
        -------------------------------
        this Plan other than the Termination Benefit, and except as provided in
        Section 6.3 below, a Participant's Vested Company Matching Account shall equal 100% of such Participant's Company Matching Account. With respect to the Termination Benefit, a Participant's Company Matching Account shall vest on a year-by-year basis as follows: Each Annual Company Matching Amount, plus amounts credited thereon, shall vest as of the last day of the Plan Year that is one calendar year after the last day of the Plan Year to which the Annual Deferral Amount relates. By way of example, an Annual Company Matching Amount for the 1998 Plan Year, plus amounts credited thereon, shall vest on December 31, 1999, regardless of when the Base Annual Salary or the Annual Bonus deferrals relating to the 1998 Plan Year are actually made.

        Notwithstanding the above, after a Change in Control, a Participant's Vested Company Matching Account shall equal 100% of such Participant's Company Matching Account.

  3.7   CREDITING TO ACCOUNT BALANCES.  In accordance with, and subject to, the
        -----------------------------
        rules and procedures that are established from time to time by the Committee, in its sole discretion, amounts shall be credited or debited to a Participant's Account Balance in accordance with the following rules:

        (a) PRIOR TO DISTRIBUTION.  Prior to any distribution of benefits under
            ---------------------
            Articles 4, 5, 6, 7 or 8, interest shall be credited and compounded annually as though the Annual Deferral Amount for a Plan Year was withheld at the beginning of the Plan Year or, in the case of the first year of Plan participation, was withheld on the date that the Participant commenced participation in the Plan, regardless of when the Base Annual Salary, Annual Bonus and/or Directors Fees would have otherwise been payable. Interest on the Participant's Company Matching Account shall be credited and compounded annually; the Participant's Annual Company Matching Amount for a Plan Year shall be added to the Company Matching Account for purposes of interest crediting at the beginning of the Plan Year after the Plan Year to which it relates. The rate of interest for crediting shall be the Crediting Rate, except as otherwise provided in this Plan, which rate shall be treated as the nominal rate for crediting interest. In the event of Retirement, Disability, death or Termination of Employment prior to the end of a Plan Year, the basis for that year's interest crediting will be a fraction of the full year's interest, based on the number of full months that the Participant was employed with the Employer during the Plan Year prior to the occurrence of such event. If a distribution is made under this Plan, for purposes of crediting interest up to the time of the distribution, the Participant's Account Balance shall be reduced as of the first day of the month in which the distribution is made.

        (b) CREDITING FOR INSTALLMENT DISTRIBUTIONS.  If a Participant's
            ---------------------------------------
            benefits under this Plan are to be paid in under an Annual Installment Method, such payments shall be determined by amortizing the Participant's specified benefit over the number of years elected, using the interest rate specified below and treating the first installment payment as all principal and each subsequent installment payment, first as interest accrued for the applicable installment period on the unpaid Account Balance and second as a reduction in that portion of the Account Balance. The interest rate to be used to calculate installment payment amounts shall be a fixed interest rate that is determined by averaging the Crediting Rate for the Plan Year in which installment payments commence and the Crediting Rate for the four (4) preceding Plan Years. This rate shall be treated as the nominal rate for making such calculations. If a Participant has completed fewer than five (5) Plan Years, this average shall be determined using the Crediting Rate for the Plan Years during which the Participant participated in the Plan.

  3.8   FICA, WITHHOLDING AND OTHER TAXES.  For each Plan Year in which an
        ---------------------------------
        Annual Deferral Amount is being withheld or an Annual Company Matching Amount is credited to a Participant, the Participant's Employer(s) shall withhold from that portion of the Participant's Base Annual Salary, Annual Bonus and/or Director Fees that is not being deferred, in a manner determined by the Employer(s), the Participant's share of FICA and other employment taxes. If necessary, the Committee shall reduce the Annual Deferral Amount in order to comply with this

        Section 3.8. In addition, the Participant's Employer(s) or the Trust, shall withhold from any payments made to a Participant under this Plan all federal, state and local income, employment and other taxes required to be withheld in connection with such payments, in amounts and in a manner to be determined in the sole discretion of the Employer(s) or the Trust.


                                   ARTICLE 4
                     SHORT-TERM PAYOUT; WITHDRAWAL ELECTION
                     --------------------------------------

  4.1   SHORT-TERM PAYOUT.  In connection with each election to defer an Annual
        -----------------
        Deferral Amount, a Participant may elect to receive a future "Short-Term Payout" from the Plan with respect to all or a portion of that Annual Deferral Amount. Subject to the Deduction Limitation, the Short-Term Payout shall be equal to the portion of the Annual Deferral Amount elected to be paid as a Short-Term Payout, plus amounts credited in the manner provided in Section 3.7 above on that amount. The Short-Term Payout amount shall be payable in a lump sum or pursuant to an Annual Installment Method of 5, 10 or 15 years. Subject to the other terms and conditions of this Plan, the lump sum payment shall be made, or installment payments shall commence, subject to the Deduction Limitation, within 60 days after the first day of the Plan Year elected by the Participant; provided that no election shall be effective unless the Plan Year elected is at least two calendar years after the last day of the Plan Year to which the Annual Deferral Amount relates. By way of example, if a Short-Term Payout is elected for amounts that are deferred in the Plan Year commencing January 1, 1998, the Short-Term Payout can become payable no earlier than the 60 day period commencing on January 1, 2001, regardless of when the Base Annual Salary, the Annual Bonus and/or Directors Fees deferrals relating to the 1998 Plan Year are actually made. If a Participant in this Plan elected a Short-Term Payout under the 1996 Deferral Plan and the liability for such payment has been assumed by the Employer, such Payout shall be made under this Plan at the same time and in the same manner as elected under the 1996 Deferral Plan.

  4.2   RELATIONSHIP OF OTHER BENEFITS TO SHORT-TERM PAYOUT.  Should an event
        ---------------------------------------------------
        occur that triggers a benefit under Articles 6 or 8, any Annual Deferral Amount, plus amounts credited thereon, that is subject to a Short-Term Payout election under Section 4.1 shall not be paid in accordance with
        Section 4.1 but shall be paid in accordance with the other applicable Article. Should an event occur that triggers a benefit under Articles 5 or 7, any Annual Deferral Amount, plus amounts credited thereon, that is subject to a Short-Term Payout election under Section 4.1 shall be paid in accordance with Section 4.1 and the Benefit described in such Article less the amounts subject to a Short-Term Payout election, plus amounts credited thereon, shall be paid in accordance with the other applicable Article.

  4.3   WITHDRAWAL ELECTION.  A Participant may elect, at any time, to withdraw
        -------------------
        all of his or her Account Balance, less a withdrawal penalty equal to 10% of such amount (the net amount shall be referred to as the "Withdrawal Amount"). This election can be made at any time, before or after Retirement, Disability, death or Termination of Employment, and whether or not the Participant (or Beneficiary) is in the process of being paid pursuant to an installment payment schedule. If made before Retirement, Disability or death, a Participant's Withdrawal Amount shall be his or her Account Balance calculated as if there had occurred a Termination of Employment as of the day of the election. No partial withdrawals of the Withdrawal Amount shall be allowed. The Participant (or Beneficiary) shall make this election by giving the Committee advance written notice of the election in a form determined from time to time by the Committee. The Participant shall be paid the Withdrawal Amount within 60 days of his or her election. Once the Withdrawal Amount is paid, the Participant's participation in the Plan shall terminate and the Participant shall not be eligible to participate in the Plan in the future. The payment of this Withdrawal Amount shall not be subject to the Deduction Limitation.


                                   ARTICLE 5
                               RETIREMENT BENEFIT
                               ------------------

  5.1   RETIREMENT BENEFIT.  Subject to the Deduction Limitation, a Participant
        ------------------
        who Retires shall receive, as a Retirement Benefit, his or her Account Balance.

  5.2   PAYMENT OF RETIREMENT BENEFIT.  A Participant, in connection with his or
        -----------------------------
        her commencement of participation in the Plan, shall elect on an Election Form to receive the Retirement Benefit in a lump sum or pursuant to an Annual Installment Method of 5, 10, or 15 years. The Participant may annually change his or her election to an allowable alternative payout period by submitting a new Election Form to the Committee, provided that any such Election Form is submitted at least 3 years prior to the Participant's Retirement and is accepted by the Committee in its sole discretion. The Election Form most recently accepted by the Committee shall govern the payout of the Retirement Benefit. If a Participant does not make any election with respect to the payment of the Retirement Benefit, such benefit shall be payable in a lump sum. The lump sum payment shall be made, or installment payments shall commence, no later than 60 days after the date the Participant Retires. Any payment made shall be subject to the Deduction Limitation.

  5.3   DEATH PRIOR TO COMPLETION OF RETIREMENT BENEFIT.  If a Participant dies
        -----------------------------------------------
        after Retirement but before the Retirement Benefit is paid in full, the Participant's unpaid Retirement Benefit payments shall continue and shall be paid to the Participant's Beneficiary (a) over the remaining number of years and in the same amounts as that benefit would have been paid to the Participant had the Participant survived, or (b) in a lump sum, if requested by the Beneficiary and allowed in the sole discretion of the Committee, that is equal to the Participant's unpaid remaining Account Balance.

                                   ARTICLE 6
                        PRE-RETIREMENT SURVIVOR BENEFIT
                        -------------------------------

  6.1   PRE-RETIREMENT SURVIVOR BENEFIT.  Subject to the Deduction Limitation,
        -------------------------------
        and except as provided in Section 6.3 below, the Participant's Beneficiary shall receive a Pre-Retirement Survivor Benefit equal to the Participant's Account Balance if the Participant dies before he or she Retires, experiences a Termination of Employment or suffers a Disability.

  6.2   PAYMENT OF PRE-RETIREMENT SURVIVOR BENEFIT.  A Participant, in
        ------------------------------------------
        connection with his or her commencement of participation in the Plan, shall elect on an Election Form whether the Pre-Retirement Survivor Benefit shall be received by his or her Beneficiary in a lump sum or pursuant to an Annual Installment Method of 5, 10 or 15 years. The Participant may annually change this election to an allowable alternative payout period by submitting a new Election Form to the Committee, which form must be accepted by the Committee in its sole discretion. The Election Form most recently accepted by the Committee prior to the Participant's death shall govern the payout of the Participant's Pre-Retirement Survivor Benefit. If a Participant does not make any election with respect to the payment of the Pre-Retirement Survivor Benefit, such benefit shall be paid in a lump sum. Despite the foregoing, if the Participant's Account Balance at the time of his or her death is less than $25,000, payment of the Pre-Retirement Survivor Benefit may be made, in the sole discretion of the Committee, in a lump sum or pursuant to an Annual Installment Method of 5 years. The lump sum payment shall be made, or installment payments shall commence, no later than 60 days after the date the Committee is provided with proof that is satisfactory to the Committee of the Participant's death. Any payment made shall be subject to the Deduction Limitation.

  6.3   RESTRICTION IN THE EVENT OF SUICIDE OR FALSELY PROVIDED INFORMATION.  In
        -------------------------------------------------------------------
        the event of a Participant's suicide within 2 years after the Participant first becomes a Participant, or in the event the Participant's death is determined to be from a bodily or mental cause or causes, the information about which was withheld, knowingly concealed, or falsely provided by the Participant if requested to furnish evidence of good health, the Pre-Retirement Survivor Benefit shall be equal to the sum of the Participant's Annual Deferral Amounts, without any amounts credited thereon and with no Company Matching Account, all determined as of his or her date of death and payable in accordance with the provisions of Section 6.2 above.


                                   ARTICLE 7
                              TERMINATION BENEFIT
                              -------------------

  7.1   TERMINATION BENEFIT.  Subject to the Deduction Limitation, the
        -------------------
        Participant shall receive a Termination Benefit, which shall be equal to the Participant's Account

        Balance if a Participant experiences a Termination of Employment prior to his or her Retirement, death or Disability.

  7.2   PAYMENT OF TERMINATION BENEFIT.  The Termination Benefit shall be paid
        ------------------------------
        in a lump sum within 60 days of the Termination of Employment. Any payment made shall be subject to the Deduction Limitation.


                                   ARTICLE 8
                         DISABILITY WAIVER AND BENEFIT
                         -----------------------------

 8.1    DISABILITY WAIVER.
        -----------------

        (a)     WAIVER OF DEFERRAL.  A Participant who is determined by the
                ------------------
                Committee to be suffering from a Disability shall be excused from fulfilling that portion of the Annual Deferral Amount commitment that would otherwise have been withheld from a Participant's Base Annual Salary, Annual Bonus and/or Directors Fees for the Plan Year during which the Participant first suffers a Disability. During the period of Disability, the Participant shall not be allowed to make any additional deferral elections, but will continue to be considered a Participant for all other purposes of this Plan.

        (b)     RETURN TO WORK.  If a Participant returns to employment, or
                --------------
                service as a Director, with an Employer, after a Disability ceases, the Participant may elect to defer an Annual Deferral Amount for the Plan Year following his or her return to employment or service and for every Plan Year thereafter while a Participant in the Plan; provided such deferral elections are otherwise allowed and an Election Form is delivered to and accepted by the Committee for each such election in accordance with Section 3.3 above.

  8.2   CONTINUED ELIGIBILITY; DISABILITY BENEFIT.  A Participant suffering a
        -----------------------------------------
        Disability shall, for benefit purposes under this Plan, continue to be considered to be employed, or in the service of an Employer as a Director, and shall be eligible for the benefits provided for in Articles 4, 5, 6 or 7 in accordance with the provisions of those Articles. Notwithstanding the above, the Committee shall have the right to, in its sole and absolute discretion and for purposes of this Plan only, and must in the case of a Participant who is otherwise eligible to Retire, deem the Participant to have experienced a Termination of Employment, or in the case of a Participant who is eligible to Retire, to have Retired, at any time (or in the case of a Participant who is eligible to Retire, as soon as practicable) after such Participant is determined to be permanently disabled (i) under the Participant Employer's long-term disability plan (or would have been determined to be permanently disabled had he or she participated in that plan), or
        (ii) if such a plan does not exist, by the Committee in its sole discretion, in which case the Participant shall receive a Disability Benefit equal to his or her Account Balance at the time the Committee's determination. The

        Disability Benefit shall be paid in a lump sum within 60 days of the Committee's exercise of such right; provided however, that should the Participant otherwise have been eligible to Retire, he or she shall be paid in accordance with Article 5. Any payment made shall be subject to the Deduction Limitation.


                                   ARTICLE 9
                            BENEFICIARY DESIGNATION
                            -----------------------

  9.1   BENEFICIARY.  Each Participant shall have the right, at any time, to
        -----------
        designate his or her Beneficiary(ies) (both primary as well as contingent) to receive any benefits payable under the Plan to a beneficiary upon the death of a Participant. The Beneficiary designated under this Plan may be the same as or different from the Beneficiary designation under any other plan of an Employer in which the Participant participates.

  9.2   BENEFICIARY DESIGNATION; CHANGE; SPOUSAL CONSENT.  A Participant shall
        ------------------------------------------------
        designate his or her Beneficiary by completing and signing the Beneficiary Designation Form, and returning it to the Committee or its designated agent. A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Committee's rules and procedures, as in effect from time to time. If the Participant names someone other than his or her spouse as a Beneficiary, a spousal consent, in the form designated by the Committee, must be signed by that Participant's spouse and returned to the Committee. Upon the acceptance by the Committee of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be cancelled. The Committee shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Committee prior to his or her death.

  9.3   ACKNOWLEDGMENT.  No designation or change in designation of a
        --------------
        Beneficiary shall be effective until received, accepted and acknowledged in writing by the Committee or its designated agent.

  9.4   NO BENEFICIARY DESIGNATION.  If a Participant fails to designate a
        --------------------------
        Beneficiary as provided in Sections 9.1, 9.2 and 9.3 above or, if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's designated Beneficiary shall be deemed to be his or her surviving spouse. If the Participant has no surviving spouse, the benefits remaining under the Plan to be paid to a Beneficiary shall be payable to the executor or personal representative of the Participant's estate.

  9.5   DOUBT AS TO BENEFICIARY.  If the Committee has any doubt as to the
        -----------------------
        proper Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right, exercisable in its discretion, to cause the Participant's Employer to withhold such payments until this matter is resolved to the Committee's satisfaction.

  9.6   DISCHARGE OF OBLIGATIONS.  The payment of benefits under the Plan to a
        ------------------------
        Beneficiary shall fully and completely discharge the Company, all Employers and the Committee from all further obligations under this Plan with respect to the Participant, and that Participant's Plan Agreement shall terminate upon such full payment of benefits.


                                   ARTICLE 10
                                LEAVE OF ABSENCE
                                ----------------

  10.1  PAID LEAVE OF ABSENCE.  If a Participant is authorized by the
        ---------------------
        Participant's Employer for any reason to take a paid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and the Annual Deferral Amount shall continue to be withheld during such paid leave of absence in accordance with Section 3.3.

  10.2  UNPAID LEAVE OF ABSENCE.  If a Participant is authorized by the
        -----------------------
        Participant's Employer for any reason to take an unpaid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and the Participant shall be excused from making deferrals until the earlier of the date the leave of absence expires or the Participant returns to a paid employment status. Upon such expiration or return, deferrals shall resume for the remaining portion of the Plan Year in which the expiration or return occurs, based on the deferral election, if any, made for that Plan Year. If no election was made for that Plan Year, no deferral shall be withheld.


                                   ARTICLE 11
                     TERMINATION, AMENDMENT OR MODIFICATION
                     --------------------------------------

  11.1  TERMINATION.  Each Employer reserves the right to terminate the Plan at
        -----------
        any time with respect to any or all of its participating Employees and/or Directors by the actions of its board of directors. Upon the termination of the Plan with respect to any Employer, the Plan Agreements of the affected Participants who are employed by that Employer, or in the service of that Employer as a Director, shall terminate and their Account Balances, determined as if they had experienced a Termination of Employment on the date of Plan termination or, if Plan termination occurs after the date upon which a Participant was eligible to Retire, then with respect to that Participant as if he or she had Retired on the date of Plan termination, shall be paid to the Participants as follows: Prior to a Change in Control, if the Plan is terminated with respect to all of its Participants, an Employer shall have the right, in its sole discretion, and notwithstanding any elections made by the Participant, to pay such benefits in a lump sum or pursuant to an Annual Installment Method of up to 15 years, with amounts credited during the installment period as provided in Section 3.7. If the Plan is terminated with respect to less than all of its Participants, an Employer shall be required to pay such benefits in a lump sum. After a Change in Control, the Employer shall be required to pay such benefits in a lump sum. The termination of the Plan shall not adversely affect any Participant or Beneficiary who has become entitled to the payment of any benefits under the Plan as of the date of termination; provided however, that the Employer shall have the right to accelerate installment payments by paying the present value equivalent of such payments, using the Crediting Rate for the Plan Year in which the termination occurs as the discount rate, in a lump sum or pursuant to a different payment schedule (provided that, the present value of all payments that will have been received by a Participant at any given point in time under the different payment schedule shall equal or exceed the present value of all payments that would have been received at that point in time under the original payment schedule).

  11.2  AMENDMENT.  Any Employer may, at any time, amend or modify the Plan in
        ---------
        whole or in part with respect to that Employer by the actions of its board of directors; provided, however, that no amendment or modification shall be effective to decrease or restrict the value of a Participant's Account Balance in existence at the time the amendment or modification is made, calculated as if the Participant had experienced a Termination of Employment as of the effective date of the amendment or modification, or, if the amendment or modification occurs after the date upon which the Participant was eligible to Retire, the Participant had Retired as of the effective date of the amendment or modification. The amendment or modification of the Plan shall not affect any Participant or Beneficiary who has become entitled to the payment of benefits under the Plan as of the date of the amendment or modification; provided, however, that the Employer shall have the right to accelerate installment payments by paying the present value equivalent of such payments, using the Crediting Rate for the Plan Year of the amendment or modification as the discount rate, in a lump sum or pursuant to a different payment schedule (provided that, the present value of all payments that will have been received by a Participant at any given point in time under the different payment schedule shall equal or exceed the present value of all payments that would have been received at that point in time under the original payment schedule).

  11.3  PLAN AGREEMENT.  Despite the provisions of Sections 11.1 and 11.2 above,
        --------------
        if a Participant's Plan Agreement contains benefits or limitations that are not in this Plan document, the Employer may only amend or terminate such provisions with the consent of the Participant.

  11.4  EFFECT OF PAYMENT.  The full payment of the applicable benefit under
        -----------------
        Section 4.3 or Articles 5, 6, 7 or 8 of the Plan shall completely discharge all obligations to a Participant and his or her designated Beneficiaries under this Plan and the Participant's Plan Agreement shall terminate.

  11.5  TRANSFER OF PLAN TO EMPLOYER.  Each Employer may agree at any time to
        ----------------------------
        transfer this Plan to another employer with respect to all Participants employed by that Employer, in which case the new employer shall adopt an identical plan and assume liability on all payments to be made under this Plan with respect to those Participants.


                                   ARTICLE 12
                                 ADMINISTRATION
                                 --------------

  12.1  COMMITTEE DUTIES.  This Plan shall be administered by a Committee which
        ----------------
        shall consist of the Board, or such committee as the Board shall appoint. Members of the Committee may be Participants under this Plan. The Committee shall also have the discretion and authority to (i) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and (ii) decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan.

  12.2  AGENTS.  In the administration of this Plan, the Committee may, from
        ------
        time to time, employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to any Employer.

  12.3  BINDING EFFECT OF DECISIONS.  The decision or action of the Committee
        ---------------------------
        with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

  12.4  INDEMNITY OF COMMITTEE.  All Employers shall indemnify and hold harmless
        ----------------------
        the members of the Committee against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Committee or any of its members.

  12.5  EMPLOYER INFORMATION.  To enable the Committee to perform its functions,
        --------------------
        each Employer shall supply full and timely information to the Committee on all matters relating to the compensation of its Participants, the date and circumstances of the Retirement, Disability, death or Termination of Employment of its Participants, and such other pertinent information as the Committee may reasonably require.


                                   ARTICLE 13
                         OTHER BENEFITS AND AGREEMENTS
                         -----------------------------

  13.1  COORDINATION WITH OTHER BENEFITS.  The benefits provided for a
        --------------------------------
        Participant and Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Participant's Employer. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.


                                   ARTICLE 14
                               CLAIMS PROCEDURES
                               -----------------

  14.1  PRESENTATION OF CLAIM.  Any Participant or Beneficiary of a deceased
        ---------------------
        Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

  14.2  NOTIFICATION OF DECISION.  The Committee shall consider a Claimant's
        ------------------------
        claim within a reasonable time, and shall notify the Claimant in writing:

        (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

        (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the
            Claimant:

                    (i) the specific reason(s) for the denial of the claim, or any part of it;

                   (ii) specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

                  (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

                   (iv) an explanation of the claim review procedure set forth in Section 14.3 below.

  14.3  REVIEW OF A DENIED CLAIM.  Within 60 days after receiving a notice from
        ------------------------
        the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

        (a)   may review pertinent documents;

        (b)   may submit written comments or other documents; and/or

        (c) may request a hearing, which the Committee, in its sole discretion, may grant.

  14.4  DECISION ON REVIEW.  The Committee shall render its decision on review
        ------------------
        promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

        (a) specific reasons for the decision;

        (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based; and

        (c) such other matters as the Committee deems relevant.

  14.5  LEGAL ACTION.  A Claimant's compliance with the foregoing provisions of
        ------------
        this Article 14 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Plan.


                                   ARTICLE 15
                                     TRUST
                                     -----

  15.1  ESTABLISHMENT OF THE TRUST.  The Company shall establish the Trust, and
        --------------------------
        the Company shall at least annually transfer over to the Trust such assets as the Company, through the Committee, determines are necessary to provide, on a present value basis, for the liabilities created with respect to all Annual Deferral Amounts and Company Matching Amounts for all Employers for all periods prior to the transfer, as well as the debits and credits to the Participants' Account Balances for all periods prior to the transfer, taking into consideration the value of the assets in the trust at the time of the transfer. Notwithstanding the above, the Company shall not be obligated to transfer assets to the Trust to the extent that it is prohibited by law or regulatory authorities from receiving distributions from its subsidiaries of sufficient assets to make the transfer.

  15.2  INTERRELATIONSHIP OF THE PLAN AND THE TRUST.  The provisions of the Plan
        -------------------------------------------
        and the Plan Agreement shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Employers, Participants and the creditors of the Company to the assets transferred to the Trust. Each Employer shall at all times remain liable to carry out its obligations under the Plan.

  15.3  DISTRIBUTIONS FROM THE TRUST.  Each Employer's obligations under the
        ----------------------------
        Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust, and any such distribution shall reduce the Employer's obligations under this Plan; provided however that the reduction of an Employer's obligations under the Plan shall not affect the ability of the Company or the Trust to seek reimbursement from the Employer with respect to the obligations so reduced.


                                   ARTICLE 16
                              GUARANTEE OF COMPANY
                              --------------------

  16.1  GUARANTEE.  Subject to the limitations set forth in this Article 16,
        ---------
        with respect to any Participant of an Employer other than the Company, by signing this Plan, the Company hereby unconditionally and irrevocably guarantees that such Employer will perform and observe each and every agreement, covenant, term and condition under the Plan and the Participant's Plan Agreement, and upon the Employer's failure to do so, the Company will promptly perform and observe each such agreement, covenant, term and condition or cause the same promptly to be performed and observed. Without limiting the foregoing, the Company unconditionally and irrevocably guarantees that all sums of whatever character which may become payable to the Participant by the Employer pursuant to the Plan or Plan Agreement will be promptly paid in full when due.

  16.2  LIMITATIONS.  The guarantee described in Section 16.1 above shall not
        -----------
        apply to nonpayment or nonperformance of an Employer caused by or resulting from the Employer being "Insolvent." For purposes of this
        Section 16.2, "Insolvent" shall have the same meaning as in Section 3.7(a) of that certain Trust Agreement, dated as of January 1, 1998 between the Company and the trustee named therein.


                                   ARTICLE 17
                                 MISCELLANEOUS
                                 -------------

  17.1  UNSECURED GENERAL CREDITOR.  Participants and their Beneficiaries,
        --------------------------
        heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of an Employer. For purposes of the payment of benefits under this Plan, any and all of the Employer's assets shall be, and remain, the general, unpledged unrestricted assets of the Employer. An Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

  17.2  EMPLOYER'S LIABILITY.  An Employer's liability for the payment of
        --------------------
        benefits shall be defined only by the Plan and the Plan Agreement, as entered into between the Employer and a Participant. An Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan and his or her Plan Agreement.

  17.3  NONASSIGNABILITY.  Neither a Participant nor any other person shall have
        ----------------
        any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable, except that the foregoing shall not apply to any family support obligations set forth in a court order. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

  17.4  NOT A CONTRACT OF EMPLOYMENT.  The terms and conditions of this Plan
        ----------------------------
        shall not be deemed to constitute a contract of employment between the Company or any Employer and the Participant. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, or no reason, with or without cause, and with or without notice, unless expressly provided in a written employment agreement. Nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of the Company or any Employer or to interfere with the right of the Company or any Employer to discipline or discharge the Participant at any time.

  17.5  FURNISHING INFORMATION.  A Participant or his or her Beneficiary will
        ----------------------
        cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem necessary.

  17.6  TERMS.  Whenever any words are used herein in the masculine, they shall
        -----
        be construed as though they were in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

 17.7   CAPTIONS.  The captions of the articles, sections and paragraphs of this
        --------
        Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

 17.8   GOVERNING LAW.  Subject to ERISA, the provisions of this Plan shall be
        -------------
        construed and interpreted according to the internal laws of the State of California without regard to its conflicts of laws principles.

 17.9   NOTICE.  Any notice or filing required or permitted to be given to the
        ------
        Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

                  Imperial Financial Group, Inc.
                  Deferred Compensation Plan
                  Administrative Committee
                  [Address]

        Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

        Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

 17.10  SUCCESSORS.  The provisions of this Plan shall bind and inure to the
        ----------
        benefit of the Participant's Employer and its successors and assigns and the Participant and the Participant's designated Beneficiaries.

 17.11  SPOUSE'S INTEREST.  The interest in the benefits hereunder of a spouse
        -----------------
        of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor shall such interest pass under the laws of intestate succession.

 17.12  VALIDITY.  In case any provision of this Plan shall be illegal or
        --------
        invalid for any reason, said illegality or invalidly shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.

 17.13  INCOMPETENT.  If the Committee determines in its discretion that a
        -----------
        benefit under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetency, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

17.14   COURT ORDER.  The Committee is authorized to make any payments directed
        -----------
        by court order in any action in which the Plan or the Committee has been named as a party. In addition, if a court determines that a spouse or former spouse of a Participant has an interest in the Plan as the result of a property settlement or otherwise, the Committee, in its sole discretion, shall have the right, notwithstanding any election made by a Participant, to immediately distribute the spouse's or former spouse's interest in the Plan to that spouse or former spouse.

17.15   DISTRIBUTION IN THE EVENT OF TAXATION.
        -------------------------------------

        (a)     IN GENERAL.  If, for any reason, all or any portion of a
                ----------
                Participant's benefit under this Plan becomes taxable to the Participant prior to receipt, a Participant may petition the Committee before a Change in Control, or the trustee of the Trust after a Change in Control, for a distribution of that portion of his or her benefit that has become taxable. Upon the grant of such a petition, which grant shall not be unreasonably withheld (and, after a Change in Control, shall be granted), a Participant's Employer shall distribute to the Participant immediately available funds in an amount equal to the taxable portion of his or her benefit (which amount shall not exceed a Participant's unpaid Account Balance under the Plan). If the petition is granted, the tax liability distribution shall be made within 90 days of the date when the Participant's petition is granted. Such a distribution shall affect and reduce the benefits to be paid under this Plan.

        (b)     TRUST.  If the Trust terminates in accordance with [SECTION
                -----
                3.6(e)] of the Trust and benefits are distributed from the Trust to a Participant in accordance with that Section, the Participant's benefits under this Plan shall be reduced to the extent of such distributions.

17.16   LEGAL FEES TO ENFORCE RIGHTS AND LIQUIDATED DAMAGES AFTER CHANGE IN
        -------------------------------------------------------------------
        CONTROL. The Company and each Employer is aware that upon the occurrence
        -------
        of a Change in Control, the Board or the board of directors of the Employer (which might then be composed of new members) or a shareholder of the Company or the Employer, or of any successor corporation might then cause or attempt to cause the Company, the Employer or such successor to refuse to comply with its obligations under the Plan and might cause or attempt to cause the Company or the Employer to institute, or may institute, litigation seeking to deny Participants the benefits intended under the Plan. In these circumstances, the purpose of the Plan could be frustrated. Accordingly, if, following a Change in Control, it should appear to any Participant that the Company, its Employer or any successor corporation has failed to comply with any of its obligations under the Plan or any agreement thereunder or, if the Company, such Employer or any other person takes any action to declare the Plan void or unenforceable or institutes any litigation or other legal action designed to deny, diminish or to recover from any Participant the benefits intended to be provided, then the Company and the Employer irrevocably authorize such Participant to retain counsel of his or her choice at the expense of the Company and the Employer (who shall be jointly and severally liable) to represent such Participant in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company, the Employer or any director, officer, shareholder or other person affiliated with the Company, the Employer or any successor thereto in any jurisdiction. Furthermore, if after a Change in Control a Participant shall institute litigation or other legal action to obtain the benefits intended under the Plan and the Participant is awarded such benefits or obtains a declaration, by a court of competent jurisdiction or by a duly appointed arbitrator, that the Participant is entitled to such benefits, then the Participant shall be entitled to receive an amount equal to three (3) times the amount of such benefits. The Company and the Employer shall be jointly and severally liable for the amount of any benefits awarded, including the trebling thereof, and the expenses of the Participant in obtaining legal counsel as authorized herein.

          IN WITNESS WHEREOF, the Company has signed this Plan document as of the date designated by an authorized IMPERIAL FINANCIAL GROUP, INC. officer.

                                  "Company"

                                  IMPERIAL FINANCIAL GROUP, INC., a Delaware
                                    corporation

                                  By: ______________________________________

                                  Title: ___________________________________